HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 - PremierSolutions Standard (Series II)

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-72042          HV-5776 - PremierSolutions Cornerstone

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805        HV-6776 - Premier Innovations(SM)

Supplement dated January 6, 2012 to your Prospectus

FUND REORGANIZATION

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC. – CLASS F1

The Board of Trustees of the Legg Mason Capital Management Value Trust has approved a reorganization of Legg Mason Capital Management Value Trust, Inc. (“Merging Fund”) into Legg Mason Capital Management Value Trust (the “Acquiring Fund”) (the “Reorganization”).  As a result of the Reorganization, all assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  The Reorganization is scheduled to take place on or about February 29, 2012 (“Merger Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading of the New York Stock Exchange on the Merger Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

Effective as of the close of trading on the New York Stock Exchange on the Merger Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.